John Hancock Trust Supplement dated November 17, 2008 to the Statement of Additional Information dated May 1, 2008

The section of the Statement of Additional Information entitled “Determination of Net Asset Value – Money Market Trust – Rule 2a-7” is amended and restated as follows:

Money Market Trust and Money Market Trust B – Rule 2a-7. Each of the Money Market Trust and the Money Market Trust B (each a “Money Market Fund”) uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, each Money Market Fund will maintain a dollar weighted average maturity of 90 days or less. In addition, each Money Market Fund is only permitted to purchase securities that the subadviser determines present minimal credit risks and at the time of purchase are “eligible securities,” as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. Each Money Market Fund will invest only in obligations that have remaining maturities of 397 days or less.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust’s price per share as computed for the purpose of sales and redemptions at $10.00 ($1.00 in the case of the Money Market Trust B). The procedures direct John Hancock Investment Management Services, LLC, each Money Market Fund’s investment adviser (the “Adviser”), to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value per share (“NAV”) of $10.00 for the Money Market Trust and $1.00 for the case of the Money Market Trust B. The procedures also direct the Adviser to determine NAV based upon available market quotations (“Shadow Pricing”), pursuant to which each Money Market Fund shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of JHT, of the fair value of securities held by a Money Market Fund.

In accordance with SEC no action relief, for the purpose of the shadow pricing procedures set forth above, through January 12, 2009, or such later date as may be permissible consistent with guidance provided by the Securities and Exchange Commission or its staff:

(a) A security with a remaining maturity of 60 days or less may be valued at market price or amortized cost based on the determination of the Pricing Committee; provided, however, that a security that is valued below amortized cost may only be valued at amortized cost if the security is a First Tier Security and the fund reasonably expects to hold the security until its maturity.

(b) A security with a remaining maturity date of more than 60 days or that does not otherwise satisfy the conditions necessary to value it at amortized cost pursuant to (a) above will be valued at market price.

In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in NAV, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from a Money Market Fund’s amortized cost NAV may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

- redeeming shares in kind; - selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund;

- withholding or reducing dividends;

- utilizing a NAV based on available market quotations; or

- investing all cash in instruments with a maturity on the next business day.

A Money Market Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the NAV at $10.00 for the Money Market Trust or $1.00 for the Money Market Trust B. Any such redemption will be treated as a negative dividend for purposes of the net investment factor under the contracts issued by Manulife New York and Manufacturers USA.